SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	 December 26, 1997


FINANCIAL ASSET SECURITIES CORP.,
(as depositor under the Pooling and Servicing
Agreement, dated as of August 1, 1996, providing for the issuance of Financial Asset Securities Corp., Mego Mortgage FHA Title I Loan Trust 1996-2,
FHA Title I Loan Asset-Backed Certificates,
Series 1996-2).
(Exact name of registrant as specified in its charter)


              Delaware          	  33-99018  	    41-1849055
(State or Other Jurisdiction		 (Commission	(I.R.S. Employer
of Incorporation)			  File Number)	Identification No.)


600 Steamboat Road
Greenwich, Connecticut					 06830
(Address of Principal Executive Offices)			(Zip Code)



Registrant's telephone number, including area code:	 (203) 625-2700

Item 5.	Other Events

		On behalf of Mego Mortgage FHA Title I Loan
		Trust 1996-2, FHA Title I Loan Asset-Backed
		Certificates, Series 1996-2, a Trust created pursuant to the Pooling and Servicing Agreement, dated August 1, 1996, by First Trust of New York, National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated December 26, 1997.
		The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due August 25, 2017.


		A. 	Monthly Report Information:
			Aggregate distribution information for the current
			distribu	tion date December 26, 1997.

			Principal		Interest	EndingBalance
Cede & Co 		$870,293.94		$256,396.65	$36,277,088.37


		B.	No delinquency in payment under the Certificate Guaranty
			Insurance Policy has occurred.

		C.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		D.	Were any amounts paid or are any amounts payable under
			the Certificate Guaranty Insurance Policy?   NO
				Amount:

		E.	Are there any developments with respect to the Certificate
			Insurance Guaranty Policy?	NONE.

		F.	Item 1: Legal Proceedings:	NONE

		G.	Item 2: Changes in Securities:	NONE

		H	Item 4: Submission of Matters to a Vote of
			Certificatholders:  NONE

		I.	Item 5: Other Information - Form 10-Q, Part II - Items
			1,2,4,5 if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated December 26, 1997.







              MEGO MORTGAGE CORPORATION
     FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                  SERIES 1996-2


                  CERTIFICATE HOLDERS' REPORT
Distribution Date:  26-Dec-97



       Beginning                                           Ending
      Certificate  Principal    Interest      Total      Certificate
Class   Balance   DistributionDistribution Distribution    Balance

  A   37147382.31   870293.94   225206.01    1095499.95  36277088.37
  S   37428767.87 NA             31190.64      31190.64  36368546.94
  R            NA NA                 0.00          0.00 NA


Total 37147382.31   870293.94   256396.65    1126690.59  36277088.37



           AMOUNTS PER $1,000 UNIT

                                              Ending       Current
       Principal    Interest     Total     Certificate  Pass-Through
ClassDistribution DistributionDistribution   Balance    Interest Rate

  A   17.93052604  4.63988318 22.57040923  747.41101361       7.2750%
S (a)  0.00000000  0.63939609  0.63939609  745.54118751       1.0000%




                  Trustee's Certificate
     Pooling and Servicing Agreement Dated August 1, 1996

i) Interest from Mortgagors / Master Servicer                         427940.34
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                               2454.29
                                                                      430394.63

   Principal Collections (Regular Installments)                        60880.71
   Principal Collections (Curtailments and Paid in Fulls)             501263.97
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                            210396.97
                                                                      772541.65

   Collected Amount                                                  1202936.28
   Deposits Pursuant to Sec. 4.03 (e) - Reserve Account Deposits           0.00
   Amount Deposited Pursuant to Section 2.04 (d)  Substitutions         1469.85
   Distribution Amount                                               1204406.13
   Insured Payments                                                        0.00
   Amount Available                                                  1204406.13

ii)  Pool Balance Information:
     Beginning Pool Balance                 37428767.87
     less: Principal Collections              562144.68
     less: Balance of Defaulted Loans         498076.25
     Ending Pool Balance                    36368546.94

                                              Before        After
iii)  Class A Factors:                    Distributions Distributions
          Class A                            0.76534154   0.74741101



                                             Computed    Distributed
                                              Amount       Amount     Shortfall
iv)  Class A Monthly Interest Amount          225206.01    225206.01       0.00
     Class A Principal Distribution Amount   1658431.14    870293.94  788137.20
      (limited to the Overcolleralization Amount)
      Class A Distribution of
       Distributable Excess Spread                 0.00         0.00       0.00
         Class A Guaranteed Distribution           0.00         0.00       0.00

v)   Excess Spread                                                         0.00
     Distributable Excess Spread                                           0.00

vi)  FHA Premium Account Deposit                                        7963.77
      Servicer Fee                                                     31190.64
      Master Servicer Fee                                               2495.25
      Master Servicer Reimbursement                                    23065.35
      Trustee Fee                                                          0.00
      Premium                                                           1559.53
      Reimbursement Amount distributed to the Certificate Insurer      11441.00
      Successor Master Servicer Fees                                       0.00
      Priority Expenses                                                    0.00
      Excess Claim Amount                                                  0.00


vii)  Collateral Performance Percentages
        30+ Delinquency Percentage (Rolling Three Month)                10.3431%
        60+ Delinquency Percentage (Rolling Three Month)                 5.0886%
        Annual Default Percentage (Three Month Average)                 10.1647%
        Cumulative Default Percentage                                    6.8489%


viii)  Overcollateralization Information:
         OC Multiple                                                       2.50
         Required OC Amount                                          4268372.98
         Overcollateralization Amount (before distributions)          281385.56
         Overcollateralization Amount (after distributions)           589534.82


ix)  Default Information:
                                                      Current Period Cumulative
           Principal Balance of Defaulted Loans            498076.25 3189157.52
           Principal Balance of Credit Support Multiple    498076.25 3189157.52


x)   FHA Insurance Information:

         Trust Designated Insurance Amount  (at the Cut-off Date)    4878140.00

                     Number      Number      Balance       Balance
                Current Period Cumulative Current Period Cumulative
    Claims Filed            7         160     145888.34   2752361.43
    Claims Pending         40          NA     679398.12           NA
    Claims Paid            14          43     210014.66    745273.01

















SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			FINANCIAL ASSET SECURITIES CORPORATION


				/s/ Mark LeMay
				Mark LeMay
				Vice President


Dated: 	December 31, 1997